BANC OF AMERICA SECURITIES [LOGO OMMITTED]

                                                   [LOGO OMMITTED] AMERIQUEST
                                                                   MORTGAGE
                                                                   COMPANY

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$232,345,000 CERTIFICATES (APPROXIMATE)

ASSET-BACK CERTIFICATES, SERIES 2001-AQ1
Offered Classes:  A-1, A-2, A-3, A-4, A-5, A-6, M-1, M-2, B


ASSET BACKED FUNDING CORPORATION
Depositor


AMERIQUEST MORTGAGE COMPANY
Originator and Master Servicer

March 20, 2001


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    OFFERED CERTIFICATES
                                                    --------------------
                                                         TO MATURITY:

                                                                               EXPECTED
                                                                   EXPECTED       LAST
                 EXPECTED                                         PRINCIPAL    SCHEDULED                EXPECTED RATINGS
               APPROXIMATE     INTEREST    PRINCIPAL   EXPECTED    WINDOW     DISTRIBUTION    -------------------------------
  CLASS           SIZE*          TYPE       TYPE       WAL (YRS)    (MOS)         DATE          MOODY'S               FITCH
------------ ----------------- ----------  ----------  ---------   -------    ------------    ---------            ----------
A-1             76,000,000.00    Fixed       SEQ        0.91       1 - 21    06/20/2018           Aaa                  AAA
A-2             26,000,000.00    Fixed       SEQ        2.02      21 - 29    01/20/2022           Aaa                  AAA
A-3             37,000,000.00    Fixed       SEQ        3.02      29 - 48    05/20/2027           Aaa                  AAA
A-4             25,000,000.00    Fixed       SEQ        5.05      48 - 80    08/20/2029           Aaa                  AAA
A-5**           18,491,000.00    Fixed       SEQ        11.05    80 - 220    05/20/2032           Aaa                  AAA
A-6**           23,000,000.00    Fixed       NAS        6.62     37 - 217    11/20/2030           Aaa                  AAA
M-1**           11,092,000.00    Fixed       MEZ        6.18     37 - 166    05/20/2032           Aa2                  AA
M-2**            9,924,000.00    Fixed       MEZ        6.01     37 - 146    05/20/2032            A2                   A
B**              5,838,000.00    Fixed       SUB        5.12     37 - 110    05/20/2032           Baa2                 BBB



                                                           TO CALL:


                                                                               EXPECTED
                                                                   EXPECTED       LAST
                 EXPECTED                                         PRINCIPAL    SCHEDULED                EXPECTED RATINGS
               APPROXIMATE     INTEREST    PRINCIPAL   EXPECTED    WINDOW     DISTRIBUTION    -------------------------------
  CLASS           SIZE*          TYPE       TYPE       WAL (YRS)    (MOS)         DATE          MOODY'S               FITCH
------------ ----------------- ----------  ----------  ---------   -------    ------------    ---------            ----------
A-1             76,000,000.00    Fixed       SEQ        0.91      1 - 21     06/20/2018           Aaa                  AAA
A-2             26,000,000.00    Fixed       SEQ        2.02      21 - 29    01/20/2022           Aaa                  AAA
A-3             37,000,000.00    Fixed       SEQ        3.02      29 - 48    05/20/2027           Aaa                  AAA
A-4             25,000,000.00    Fixed       SEQ        5.05      48 - 80    08/20/2029           Aaa                  AAA
A-5**           18,491,000.00    Fixed       SEQ        8.33     80 - 103    05/20/2032           Aaa                  AAA
A-6**           23,000,000.00    Fixed       NAS        6.48     37 - 103    11/20/2030           Aaa                  AAA
M-1**           11,092,000.00    Fixed       MEZ        5.68     37 - 103    05/20/2032           Aa2                  AA
M-2**            9,924,000.00    Fixed       MEZ        5.68     37 - 103    05/20/2032            A2                   A
B**              5,838,000.00    Fixed       SUB        5.11     37 - 103    05/20/2032           Baa2                 BBB






*  The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

** Priced to call.

--------------------------------------------------------------------------------


STRUCTURE:
----------

(1) After the Clean-Up Call Date, the coupon on the Class A-5 Certificates will increase by 50 bps per annum.
(2)   It is expected that all classes will be subject to a Net WAC Cap.
(3) Classes M-1, M-2, and B are not expected to receive principal payments prior to the Step-down Date.




                                 PRICING SPEED:


FIXED-RATE             23% HEP


MORTGAGE LOANS         23% HEP assumes that prepayments start at 2.30% CPR in
                       month one of collateral seasoning, increase by approximately 2.30% each month to 23% CPR in month ten, and remain at 23% CPR thereafter.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------



CONTACT:   BANC OF AMERICA SECURITIES LLC

           MORTGAGE TRADING/SYNDICATE     (704) 386-7744(704) 335-5904 (Fax)
           Chris Hentemann                (chrishe@ncmi.com)
           Alex Cha                       (alex.i.cha@bankofamerica.com)
           David Nagle                    (david.w.nagle@bankofamerica.com)
           Jeff Willoughby (Structuring)  (jeff.t.willoughby@bankofamerica.com)


               MORTGAGE FINANCE           (704) 388-9668 (Fax)
               Shahid Quraishi            (704) 388-9399
                                           (shahid.h.quraishi@bankofamerica.com)
               Paul Scialabba             (704) 388-8737
                                           (paul.c.scialabba@bankofamerica.com)
               Kirk Meyers                (704) 388-3148
                                           (kirk.b.meyers@bankofamerica.com)




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                SUMMARY OF TERMS

TITLE OF SECURITIES:            Asset Backed Certificates, Series 2001-AQ1


OFFERED CERTIFICATES:           Classes A-1, A-2, A-3, A-4, A-5, A-6 ("Class A
                                Certificates" or "Senior Certificates"), Class
                                M-1 and Class M-2 ("Class M Certificates") and
                                Class B Certificates (together with the Class M
                                Certificates, the "Subordinate Certificates")

ORIGINATOR AND MASTER           Ameriquest Mortgage Company
SERVICER:

TRUSTEE:                        Bankers Trust Company of California, N.A.

RATING AGENCIES:                Moody's Investors Service ("Moody's") and Fitch
                                IBCA ("Fitch").

LEAD MANAGER:                   Banc of America Securities LLC

CLOSING DATE:                   On or about March 29, 2001.

ACCRUED INTEREST:               All Offered Certificates will settle with
                                accrued interest.

DISTRIBUTION DATES:             The 20th of each month, or if such day is not a
                                business day, the next succeeding business day, beginning on April 20, 2001.

RECORD DATE:                    With respect to the Offered Certificates, the
                                last business day in the month preceding the applicable Distribution Date.

CUT-OFF DATE:                   The close of business on March 1, 2001.

PAYMENT DELAY:                  With respect to the Offered Certificates, 19
                                days.

DAY COUNT:                      With respect to the Offered Certificates,
                                30/360.

SERVICING FEES:                 Approximately 0.50% of the aggregate principal
                                balance of the mortgage loans (including the master servicing).

CLEAN-UP CALL DATE:             Any Distribution Date on or after which the
                                aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance of the mortgage loans as of the Cut-Off Date ("Cut-Off Date Principal
                                Balance").

DENOMINATION:                   $1,000 in original principal amount and integral
                                multiples.

SMMEA ELIGIBILITY:              Only the Class A Certificates and the Class M-1
                                Certificates will be SMMEA eligible. The remaining Certificates will NOT be SMMEA eligible.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------



ERISA ELIGIBILITY:              All of the Offered Certificates are expected to
                                be ERISA eligible under Banc of America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (I) conditions of the exemption under the control of the investor are met, (II) the Offered Certificates remain in the four highest rating categories. A fiduciary of any employee benefit plan subject to ERISA should carefully review with its legal advisors whether the purchase of the certificates could give rise to a prohibited transaction.

TAX STATUS:                     The Offered Certificates will be designated as
                                regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

MORTGAGE LOAN POOL:

                                (i) The collateral information presented in the term sheet regarding the Mortgage Loan Pool is based on the mortgage loans as of the Cut-Off Date.

                                (ii) The Mortgage Loan Pool consists of 2,344 fixed rate closed-end mortgage loans, which accrue interest on an actuarial basis and are secured by 1st lien, level pay mortgages on primarily 1-4 family properties. The mortgage loans have a Cut-Off Date Principal Balance of approximately $233,513,035.

                                (iii) For collateral statistics please see the "Description of the Collateral" below.


MONTHLY SERVICER ADVANCES:      The Servicer is required to advance scheduled
                                principal and interest (net of the Servicing
                                Fee) for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be non-recoverable.

PREPAYMENT INTEREST SHORTFALL:  For any Distribution Date, with respect to any mortgage loan prepaid in full during a
                                prepayment period, the difference between the interest that would have been paid on the mortgage loan through the last day of the month in which the liquidation or prepayment occurred and interest actually received by the Servicer with respect to the mortgage loan, in each case net of the Servicing Fees.

SERVICER OBLIGATIONS            The Servicer will be obligated to pay, from its
FOR PREPAYMENT INTEREST         own funds, Interest Shortfalls for any
SHORTFALLS:                     prepayment in full on a mortgage loan, but only
                                to the extent of the Servicing Fee for the related due period.

SPECIAL SERVICING AGREEMENTS    The Servicer may enter into a special servicing
                                agreement with an unaffiliated holder of certain certificates which are not offered hereby.
                                Pursuant to such an agreement, such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent mortgage loans.

TRIGGER EVENT:                  With respect to the Offered Certificates on any
                                Distribution Date after the Stepdown Date, a trigger event exists if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than [50%] of the senior enhancement percentage for the Offered Certificates.








Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               CREDIT ENHANCEMENT

EXPECTED CREDIT ENHANCEMENT:    Credit enhancement for the structure is provided
                                by excess interest, overcollateralization and subordination.

                                CLASS A CREDIT ENHANCEMENT

                                (1) Subordination of Class M and Class B
                                    Certificates, totaling 11.50% of the Cut-Off
                                    Date Principal Balance and the
                                    Overcollateralization Amount.

                                CLASS M-1, M-2, AND B CREDIT ENHANCEMENT

                                (1) Class M-1 is enhanced by 6.75% in
                                    subordinate certificates and the
                                    Overcollateralization Amount.

                                (2) Class M-2 is enhanced by 2.50% in
                                    subordinate certificates and the
                                    Overcollateralization Amount.

                                (3) Class B is enhanced by the
                                    Overcollateralization Amount.

EXPECTED CREDIT SUPPORT
PERCENTAGE:                         Initial Credit Support           After Step-down Date
                                    ----------------------           --------------------
                                    Class          Percent           Class        Percent
                                    -----          -------           -----        -------
                                   A-1 to A-6      12.00%           A-1 to A-6       24.00%
                                   M-1              7.25%           M-1              14.50%
                                   M-2              3.00%           M-2               6.00%
                                   B                0.50%           B                 1.00%


EXPECTED                        Prior to the Stepdown Date, 0.50% of the
OVERCOLLATERALIZATION AMOUNT:   aggregate Cut-Off Date Principal Balance of the
                                mortgage loans. On or after the Stepdown Date, assuming a Trigger Event is not in effect, the greater of (x) 1.00% of the aggregate Principal
                                Balance of the mortgage loans as of the last day of the related due period after giving effect to prepayments in the related Prepayment Period and
                                (y) 0.50% of the aggregate Cut-Off Date
                                Principal Balance of mortgage loans. On or after the Stepdown Date if a Trigger Event is in effect, the Expected Overcollateralization
                                Amount for the immediately preceding
                                Distribution Date.

OVERCOLLATERALIZATION:          On any Distribution Date, collections on the
                                mortgage loans in excess of the amount required to make interest and principal distributions on the Offered Certificates or to pay certain expenses of the trust will be applied first to cover certain shortfalls on the Senior
                                Certificates, then to maintain the
                                overcollateralization for the Offered
                                Certificates and finally, to cover certain shortfalls on the Subordinate Certificates.

SUBORDINATION:                  If excess interest and overcollateralization are
                                insufficient to cover losses on any mortgage loans, those losses will be applied in reduction of the class certificate balances of the Subordinate Certificates, in reverse order of seniority.

STEP-DOWN DATE:                 The earlier to occur of (i) the Distribution
                                Date on which the certificate principal balances of the Class A Certificates have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2004 and (b) the first Distribution Date on which the Class A
                                Certificate principal balance (after taking into account distributions of principal on such Distribution Date) is less than or equal to 76.00% of the aggregate Principal Balance of the mortgage loans.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------






                               PASS THROUGH RATES

The Pass through rates for the Offered Certificates are fixed. The pass through rates for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2 and Class B Certificates will be capped at the Net WAC Cap, which may be less than the pass through rates determined on the pricing day. The Net WAC Cap shall equal the weighted average mortgage rates of the mortgage loans less the Servicing Fees and trustee fee.

For the Offered Certificates, the amount of interest distributable on each Distribution Date is the interest accrued during the month immediately preceding the month in which that distribution occurs. All calculations are made on the basis of a 360-day year consisting of twelve 30 day months (30/360).

                             INTEREST DISTRIBUTIONS

On each Distribution Date, interest will be distributed in the following order of priority:

   (i)    To the Class A Certificates, current interest;

   (ii)   To the Class A Certificates, any unpaid interest (with interest);

   (iii)  To the Class M-1 Certificates, current interest;

   (iv)   To the Class M-2 Certificates, current interest; and

   (v)    To the Class B Certificates, current interest.

   (vi)   Any remainder as described under "Excess Interest" below.

                                 EXCESS INTEREST

On each Distribution Date, the trust will generally apply any excess interest in the following order:

   (i)    To maintain the Overcollateralization Amount;

   (ii)   To the Class M-1 Certificates, any unpaid interest (with interest);

   (iii)  To the Class M-2 Certificates, any unpaid interest (with interest);

   (iv)   To the Class B Certificates, any unpaid interest (with interest);

   (v)    Any remaining amounts to Certificates which are not offered.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             PRINCIPAL DISTRIBUTIONS

On each Distribution Date before the stepdown date, the Principal Distribution Amount for that Distribution Date is required to be distributed sequentially to the Certificates until each class of certificates has been reduced to zero or until the Principal Distribution Amount has been fully distributed.

On each Distribution Date on or after the stepdown date, the Principal Distribution Amount for that Distribution Date is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

o To the Class A Certificates, the Class A Principal Distribution Amount; provided, however, the Class A Principal Distribution Amount is required to be distributed as follows: first, the Class A-6 Distribution Amount to the Class A-6 Certificates, and then the balance of the Class A Principal Distribution Amount sequentially to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the Class A Certificates with a lower numeral designation shall have been reduced to zero, and provided, further, that, on any Distribution Date on which the certificate principal balance of the Class A Certificates is equal to or greater than the aggregate principal balances of the mortgage loans, the Class A Principal Distribution Amount will be distributed pro rata and not sequentially to those Class A Certificates;


o To the Class M-1 Certificates of the group, the Class M-1 Principal Distribution Amount for that class;


o To the Class M-2 Certificates of the group, the Class M-2 Principal Distribution Amount for that class;


o To the Class B Certificates of the group, the Class B Principal Distribution Amount for that class;



PRINCIPAL PAYMENTS:             Payments of principal to the Certificates are
                                derived primarily from collections of principal from the mortgage loans.

PRINCIPAL DISTRIBUTION AMOUNT:  The sum of (A) all principal amounts collected or advanced on the mortgage loans during the related due period and (B) any excess interest funds required to maintain the
                                Overcollateralization Amount.


CLASS A-6 DISTRIBUTION AMOUNT:  For any Distribution Date, is equal to the product of:

                                (i) A fraction, the numerator of which is the Class A-6 Certificate principal balance and the denominator of which is the Class A Certificate principal balance, in each case immediately prior to the Distribution Date,

                                (ii)    The Class A Principal Distribution
                                        Amount for the Distribution Date and

                                (iii)   The applicable percentage for the
                                        Distribution Date set forth in the
                                        following table:

                                Distribution Date             Percentage
                                -----------------             ----------
                                April 2001 - March 2004           0%
                                April 2004 - March 2006          45%
                                April 2006 - March 2007          80%
                                April 2007 - March 2008         100%
                                April 2008 and thereafter       300%








Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------





CLASS A PRINCIPAL               With respect to any Distribution Date prior to
DISTRIBUTION AMOUNT:            the Step-down Date or as to which a Trigger
                                Event exists, 100% of the Principal Distribution
                                Amount for the Distribution Date and

                                With respect to any Distribution Date on or after the Step-down Date and as to which a Trigger Event is not in effect, the excess of

                                (i) The related Class A Certificate principal balance immediately prior to the Distribution Date over (ii) the lesser of:

                                      (a) 76.00% of the aggregate principal
                                          balances of the mortgage loans on the
                                          preceding due date and

                                      (b) the aggregate principal balances of
                                          the mortgage loans on the preceding
                                          due date less 0.50% of the Cut-Off
                                          Date Principal Balance of the mortgage
                                          loans.

CLASS M-1 PRINCIPAL             With respect to any Distribution Date on or
DISTRIBUTION AMOUNT:            after the Step-down Date and as long as a
                                Trigger Event is not in effect, is the excess of

                                (i) the Class A Certificate principal balance (after giving effect to distributions on that date) and


                                (ii)  the Class M-1 Certificate principal
                                      balance immediately prior to the
                                      Distribution Date over (iii) the lesser
                                      of:

                                      (a) 85.50% of the aggregate principal
                                          balances of the mortgage loans on the
                                          preceding due date and

                                      (b) the aggregate principal balances of
                                          the mortgage loans on the preceding
                                          due date less 0.50% of the Cut-Off
                                          Date Principal Balance of the mortgage
                                          loans.

CLASS M-2 PRINCIPAL             With respect to any Distribution Date on or
DISTRIBUTION AMOUNT:            after the Step-down Date and as long as a
                                Trigger Event is not in effect, is the excess of

                                (i) the Class A Certificate principal balance (after giving effect to distributions on that date) ,

                                (ii)  the Class M-1 Certificate principal
                                      balance (after giving effect to
                                      distributions on that date), and

                                (iii) the Class M-2 Certificate principal
                                      balance immediately prior to the
                                      Distribution Date over (iv) the lesser of:

                                      (a) 94.00% of the aggregate principal
                                          balances of the mortgage loans on the
                                          preceding due date and

                                      (b) the aggregate principal balances of
                                          the mortgage loans on the preceding
                                          due date less 0.50% of the Cut-Off
                                          Date Principal Balance of the mortgage
                                          loans.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------





CLASS B PRINCIPAL               With respect to any Distribution Date on or
DISTRIBUTION AMOUNT:            after the Step-down Date and as long as a
                                Trigger Event is not in effect, is the excess of

                                (i) the Class A Certificate principal balance (after giving effect to distributions on that date),

                                (ii)  the Class M-1 Certificate principal
                                      balance (after giving effect to
                                      distributions on that date),

                                (iii) the Class M-2 Certificate principal
                                      balance (after giving effect to
                                      distributions on that date), and

                                (iv) the Class B Certificate principal balance immediately prior to the Distribution Date over (v) the lesser of:

                                      (a) 99.00% of the aggregate principal
                                          balances of the mortgage loans on the
                                          preceding due date and

                                      (b) the aggregate principal balances of
                                          the mortgage loans on the preceding
                                          due date less 0.50% of the Cut-Off
                                          Date Principal Balance of the mortgage
                                          loans



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
      ASSET BACKED FUNDING CORPORATION
      ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
      $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                        PRINCIPAL DISTRIBUTION PRIORITIES

                 PRINCIPAL PRIORITY PRIOR TO THE STEPDOWN DATE
                         (OR IF A TRIGGER EVENT EXISTS)


                                PAY SEQUENTIALLY


MORTGAGE         CLASS A-1     A-2    A-3    A-4    A-5    A-6    M-1    M-2      B
LOANS

INITIAL
SIZING                               88.00%                       4.75%  4.25%   2.50%
--------------------------------------------------------------------------------------
           0                         Month                                        36



                   PRINCIPAL PRIORITY AFTER THE STEPDOWN DATE
                       (ASSUMING NO TRIGGER EVENT EXISTS)



             Pay all bonds to maintain specified enhancement levels

                                Class A-1

                                A-2                 24.00%

Mortgage loans                  A-3

                                A-4

                                A-5

                                A-6

                                M-1                 14.50%

                                M-2                  6.00%

                                B                    1.00%

               --------------------------------------
               37               MONTH                53+






Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

<INSERT  PART I>

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------



                                                                 DESCRIPTION OF THE COLLATERAL
                                                                 -----------------------------


SUMMARY                                                             TOTAL                    MINIMUM                   MAXIMUM
--------------------------------------------------------------------------------------------------------------------------------
Cut-Off Date Aggregate Principal Balance                      $233,513,035
Number of Loans                                                      2,344
Average Original Loan Balance                                      $99,815                   $20,000                   $602,000
Average Current Loan Balance                                       $99,622                   $19,968                   $601,465
Weighted Average Original LTV                                       76.39%                    10.34%                     90.00%
Weighted Average Gross Coupon                                      10.686%                    7.990%                    14.550%
Weighted Average Remaining Term to Maturity (months)                   316                       174                        360
Weighted Average Fico Score                                            623                       490                        800
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          PERCENT OF CUT-OFF DATE
                                                     RANGE                                                    PRINCIPAL BALANCE
                                                     -----                                                    -----------------
         Product Type                                Fixed                                                        100.00%
                                                     Adjustable                                                     0.00%

         Amortization Type                           Fully Amortizing Mortgage Loans                              100.00%
                                                     Balloon Mortgage Loans                                         0.00%

         Lien                                        First                                                        100.00%
                                                     Second                                                         0.00%

         Product Type                                30 Year Fixed                                                 72.45%
                                                     20 Year Fixed                                                 13.61%
                                                     15 Year Fixed                                                 13.94%

         Property Type                               Single Family Detached                                        84.86%
                                                     Planned Unit Development Detached                              6.10%
                                                     Two- to Four-Family                                            5.37%

         Occupancy Status                            Owner Occupied                                                93.07%
                                                     Non-Owner Occupied                                             6.07%

         Documentation                               Full Documentation Program                                    73.99%
                                                     Fast Trac Documentation Program                                14.05%
                                                     Stated Documentation Program                                   11.96%

         Geographic Distribution                     California                                                    18.81%
                                                     Texas                                                         14.89%
                                                     New York                                                      10.71%
                                                     Florida                                                        7.23%
                                                     Other States                                                  48.36%
         Number of States (including DC)                                                                               45

         Largest Zip Code Concentration              95111                                                          0.50%

         Credit Grade                                AAA                                                           46.82%
                                                     AA                                                            36.94%
                                                     A                                                              9.06%
                                                     B                                                              7.18%

         Loans with Prepayment Penalties                                                                           67.18%
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL


ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                                           PERCENT OF
                  RANGE OF ORIGINAL                NUMBER OF                 AGGREGATE CUT-OFF          AGGREGATE CUT-OFF
                LOAN TO VALUE RATIOS            MORTGAGE LOANS               PRINCIPAL BALANCE          PRINCIPAL BALANCE
                  10.01% to 15.00%                       2                         $94,190.89                 0.04%
                  15.01% to 20.00%                       8                         403,647.23                 0.17
                  20.01% to 25.00%                      12                         697,271.81                 0.30
                  25.01% to 30.00%                      10                         507,373.06                 0.22
                  30.01% to 35.00%                      25                       1,235,418.10                 0.53
                  35.01% to 40.00%                      26                       1,655,795.08                 0.71
                  40.01% to 45.00%                      44                       3,195,905.21                 1.37
                  45.01% to 50.00%                      38                       2,820,471.13                 1.21
                  50.01% to 55.00%                      67                       5,957,650.13                 2.55
                  55.01% to 60.00%                      97                       8,304,421.64                 3.56
                  60.01% to 65.00%                     137                      11,202,184.80                 4.80
                  65.01% to 70.00%                     168                      17,535,677.32                 7.51
                  70.01% to 75.00%                     375                      31,478,567.61                13.48
                  75.01% to 80.00%                     591                      60,916,984.61                26.09
                  80.01% to 85.00%                     455                      51,978,506.51                22.26
                  85.01% to 90.00%                     289                      35,528,969.39                15.21
                                           -------------------------- ----------------------------- ------------------------
                        TOTAL                        2,344                    $233,513,034.52               100.00%

(1) As of the Cut-Off Date, the weighted average Original Loan-to-Value of the mortgage loans is approximately 76.39%.



CUT-OFF MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                                                                 PERCENT OF
                      RANGE OF                          NUMBER OF               AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                  CUT-OFF BALANCES                   MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
                  $0.01 - 50,000.00                         406                     $17,512,064.26                    7.50%
               50,000.01 - 100,000.00                     1,093                      77,540,652.78                   33.21
               100,000.01 - 150,000.00                      484                      58,425,524.43                   25.02
               150,000.01 - 200,000.00                      205                      35,611,155.00                   15.25
               200,000.01 - 250,000.00                       84                      18,888,320.77                    8.09
               250,000.01 - 300,000.00                       28                       7,689,869.43                    3.29
               300,000.01 - 350,000.00                       13                       4,256,807.97                    1.82
               350,000.01 - 400,000.00                       13                       4,891,461.96                    2.09
               400,000.01 - 450,000.00                        6                       2,515,690.05                    1.08
               450,000.01 - 500,000.00                        8                       3,864,704.81                    1.66
               500,000.01 - 550,000.00                        1                         525,729.28                    0.23
               550,000.01 - 600,000.00                        2                       1,189,588.74                    0.51
               600,000.01 - 650,000.00                        1                         601,465.04                    0.26
                                                   ----------------------- ----------------------------- ---------------------------
                        TOTAL                             2,344                    $233,513,034.52                  100.00%

(1) As of the Cut-Off Date, the average outstanding principal balance of the mortgage loans is approximately $99,622.



Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                          -----------------------------

MORTGAGE RATES (1)

                                                                                                                   PERCENT OF
                   RANGE OF GROSS                         NUMBER OF               AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                   INTEREST RATES                      MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
                    7.751 - 8.000                               5                        $558,029.28                    0.24%
                    8.251 - 8.500                               6                         897,352.37                    0.38
                    8.501 - 8.750                              11                       2,395,407.01                    1.03
                    8.751 - 9.000                              30                       4,517,974.37                    1.93
                    9.001 - 9.250                              11                       1,413,029.01                    0.61
                    9.251 - 9.500                              32                       6,798,797.85                    2.91
                    9.501 - 9.750                              59                       7,490,863.39                    3.21
                    9.751 - 10.000                            109                      20,149,143.68                    8.63
                   10.001 - 10.250                            200                      22,102,563.31                    9.47
                   10.251 - 10.500                            248                      29,104,718.97                   12.46
                   10.501 - 10.750                            411                      40,611,430.80                   17.39
                   10.751 - 11.000                            418                      35,873,590.43                   15.36
                   11.001 - 11.250                            158                      14,578,060.00                    6.24
                   11.251 - 11.500                            125                      10,964,689.75                    4.70
                   11.501 - 11.750                            168                      12,341,438.70                    5.29
                   11.751 - 12.000                            164                      11,802,097.68                    5.05
                   12.001 - 12.250                             50                       3,135,232.81                    1.34
                   12.251 - 12.500                             43                       2,882,691.52                    1.23
                   12.501 - 12.750                             38                       2,374,564.73                    1.02
                   12.751 - 13.000                             40                       2,379,443.57                    1.02
                   13.001 - 13.250                              7                         499,559.32                    0.21
                   13.251 - 13.500                              1                          62,394.98                    0.03
                   13.501 - 13.750                              4                         210,310.53                    0.09
                   13.751 - 14.000                              4                         215,915.40                    0.09
                   14.251 - 14.500                              1                         108,764.48                    0.05
                   14.501 - 14.750                              1                          44,970.58                    0.02
                                                  -------------------------- ----------------------------- -------------------------
                        TOTAL                               2,344                   $ 233,513,034.52                    100.00%

(1) As of the Cut-Off Date, the weighted average Mortgage Rate of the mortgage loans is approximately 10.686%.


OCCUPANCY TYPES

                                                                                                                PERCENT OF
                                                      NUMBER OF                AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                      OCCUPANCY                     MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
Owner-Occupied                                          2,141                     $217,322,015.37                   93.07%
Non Owner Occupied                                        180                       14,177,341.69                    6.07
Second Home                                                23                        2,013,677.46                    0.86
                                               ------------------------- ------------------------------ ---------------------------
                        TOTAL                           2,344                     $233,513,034.52                  100.00%




Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                          -----------------------------


PURPOSE OF MORTGAGE LOANS

                                                                                                       PERCENT OF
                                              NUMBER OF               AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                       PURPOSE             MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
Equity-out Refinance                            1,547                    $139,729,914.21                   59.84%
Refinance                                         789                      92,779,677.08                   39.73
Purchase                                            8                       1,003,443.23                    0.43
                                      -------------------------- ----------------------------- ---------------------------
                        TOTAL                   2,344                    $233,513,034.52                  100.00%


PROPERTY TYPE

                                                                                                       PERCENT OF
                                             NUMBER OF                AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                    PROPERTY TYPE          MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
Single Family Detached                         1,988                     $198,157,632.27                   84.86%
Planned Unit Development Detached                138                       14,251,596.23                    6.10
Two- to Four-Family                              112                       12,530,326.28                    5.37
Condominium                                       51                        5,009,333.29                    2.15
Manufactured Housing                              31                        1,849,844.78                    0.79
Single Family Attached                            16                        1,027,357.42                    0.44
Planned Unit Development Attached                  8                          686,944.25                    0.29
                                      ------------------------- ------------------------------ ---------------------------
                        TOTAL                  2,344                     $233,513,034.52                  100.00%



FICO SCORE (1)

                                                                                                      PERCENT OF
                      RANGE OF              NUMBER OF                AGGREGATE CUT-OFF             AGGREGATE CUT-OFF
                    FICO SCORES           MORTGAGE LOANS             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                     451 - 500                     2                        $138,661.83                    0.06%
                     501 - 550                   153                      10,332,949.79                    4.42
                     551 - 600                   771                      70,018,544.81                   29.98
                     601 - 650                   839                      88,990,654.84                   38.11
                     651 - 700                   428                      47,286,612.25                   20.25
                     701 - 750                   123                      13,437,476.75                    5.75
                     751 - 800                    28                       3,308,134.25                    1.42
                                    --------------------------------------------------------------------------------------
                       TOTAL                   2,344                    $233,513,034.52                   100.00%

(1) As of the Cut-Off Date, the weighted average FICO Score of the mortgage loans is approximately 623.





Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                          DESCRIPTION OF THE COLLATERAL
                          -----------------------------

CREDIT GRADE

                                                                                                              PERCENT OF
                                                     NUMBER OF               AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                    CREDIT GRADE                  MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
                         AAA                             976                    $109,319,860.93                   46.82%
                         AA                              915                      86,256,492.16                   36.94
                          A                              228                      21,167,714.81                    9.06
                          B                              225                      16,768,966.62                    7.18
                                             -------------------------- ----------------------------- ---------------------------
                        TOTAL                          2,344                    $233,513,034.52                  100.00%


DOCUMENTATION

                                                                                                              PERCENT OF
                                                     NUMBER OF               AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                    DOCUMENTATION                 MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
Full Documentation Program                             1,806                    $172,770,878.70                   73.99%
Fast Trac Documentation Program                          251                      32,817,647.21                   14.05
Stated Documentation Program                             287                      27,924,508.61                   11.96
                                             -------------------------- ----------------------------- ---------------------------
                        TOTAL                          2,344                    $233,513,034.52                  100.00%


PREPAYMENT PENALTY TERM (1)

                                                                                                              PERCENT OF
                                                    NUMBER OF                AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                 PREPAY PENALTY TERM              MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
                  No Prepay Penalty                     891                      $76,627,886.53                   32.82%
                          1                             169                       25,950,579.04                   11.11
                          2                               3                          259,600.00                    0.11
                          3                             139                       14,144,474.24                    6.06
                         3.5                             61                        7,571,438.24                    3.24
                          4                              23                        2,465,662.11                    1.06
                          5                           1,058                      106,493,394.36                   45.60
                                             ------------------------- ------------------------------ ---------------------------
                        TOTAL                         2,344                     $233,513,034.52                  100.00%

(1) As of the Cut-Off Date, the weighted average Prepayment Penalty Term of the mortgage loans is approximately 2.7 years. The majority of the mortgage loans with prepayment penalties charge a penalty of 6 months interest on the prepaid balance greater than 20% of the original balance over a rolling 12 month period.


Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                         DESCRIPTION OF THE COLLATERAL
                         -----------------------------


STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                             PERCENT OF
                                                   NUMBER OF                AGGREGATE CUT-OFF            AGGREGATE CUT-OFF
                 STATE OR TERRITORY              MORTGAGE LOANS             PRINCIPAL BALANCE            PRINCIPAL BALANCE
California                                            292                    $43,931,227.69                   18.81%
Texas                                                 480                     34,762,313.21                   14.89
New York                                              163                     25,020,620.50                   10.71
Florida                                               193                     16,883,059.64                    7.23
Minnesota                                              94                     11,171,320.00                    4.78
Pennsylvania                                          118                      8,911,014.38                    3.82
Michigan                                               98                      8,584,942.36                    3.68
New Jersey                                             71                      8,270,149.33                    3.54
Washington                                             55                      6,859,070.56                    2.94
Ohio                                                   78                      6,077,202.53                    2.60
Illinois                                               64                      5,779,754.36                    2.48
Georgia                                                63                      5,648,596.90                    2.42
Alabama                                                85                      5,514,875.60                    2.36
Massachusetts                                          35                      4,860,472.39                    2.08
Indiana                                                49                      3,663,336.65                    1.57
New Hampshire                                          31                      3,193,554.85                    1.37
Colorado                                               27                      3,178,263.81                    1.36
Maryland                                               31                      3,072,562.29                    1.32
Louisiana                                              39                      2,848,329.27                    1.22
Connecticut                                            25                      2,745,985.64                    1.18
Hawaii                                                 13                      2,696,760.88                    1.15
Oklahoma                                               35                      2,337,613.01                    1.00
Missouri                                               26                      1,993,338.48                    0.85
Arizona                                                25                      1,951,913.42                    0.84
New Mexico                                             20                      1,788,655.28                    0.77
Utah                                                   15                      1,494,254.71                    0.64
Iowa                                                   20                      1,484,351.60                    0.64
Maine                                                  18                      1,431,498.82                    0.61
Rhode Island                                           11                      1,374,819.87                    0.59
Oregon                                                 12                      1,351,360.43                    0.58
South Carolina                                         10                        805,792.35                    0.35
Mississippi                                            10                        637,055.81                    0.27
Kansas                                                  4                        420,930.92                    0.18
Nevada                                                  3                        399,657.70                    0.17
Tennessee                                               6                        395,295.34                    0.17
District of Columbia                                    4                        349,747.10                    0.15
Nebraska                                                5                        312,810.00                    0.13
Vermont                                                 3                        284,839.20                    0.12
Arkansas                                                4                        259,602.87                    0.11
Alaska                                                  1                        249,562.21                    0.11
Wyoming                                                 3                        192,498.70                    0.08
Kentucky                                                2                        106,511.41                    0.05
Idaho                                                   1                         95,000.00                    0.04
South Dakota                                            1                         74,512.45                    0.03
North Dakota                                            1                         48,000.00                    0.02
                                                ------------------ ------------------------------ ---------------------------
                        TOTAL                       2,344                   $233,513,034.52                   100.00%



Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------


A-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%       17.25%          23.00%        28.75%           34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      5.404        5.252        5.181            5.114        5.052            4.993            4.937
Average Life (yrs.)                10.28         1.61         1.15            0.91          0.76             0.66            0.59
Modified Duration                  7.35          1.49         1.08            0.86          0.73             0.63            0.56
First Principal Payment Date    04/20/2001    04/20/2001   04/20/2001      04/20/2001    04/20/2001       04/20/2001      04/20/2001
Last Principal Payment Date     06/20/2018    06/20/2004   06/20/2003      12/20/2002    08/20/2002       05/20/2002      04/20/2002
Payment Windows (mos.)              207           39           27              21            17               14              13


A-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%       17.25%          23.00%        28.75%           34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      5.478        5.419        5.384            5.349        5.315            5.281            5.247
Average Life (yrs.)                18.90         3.90         2.65            2.02          1.63             1.37            1.19
Modified Duration                  11.52         3.42         2.40            1.86          1.52             1.29            1.12
First Principal Payment Date    06/20/2018    06/20/2004   06/20/2003      12/20/2002    08/20/2002       05/20/2002      04/20/2002
Last Principal Payment Date     01/20/2022    11/20/2005   05/20/2004      08/20/2003    02/20/2003       10/20/2002      08/20/2002
Payment Windows (mos.)              44            18           12               9            7                6                5


A-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%       17.25%          23.00%        28.75%           34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      5.819        5.785        5.758            5.730        5.700            5.673            5.645
Average Life (yrs.)                23.74         6.51         4.13            3.02          2.34             1.95            1.66
Modified Duration                  12.59         5.25         3.57            2.70          2.13             1.79            1.54
First Principal Payment Date    01/20/2022    11/20/2005   05/20/2004      08/20/2003    02/20/2003       10/20/2002      08/20/2002
Last Principal Payment Date     05/20/2027    10/20/2010   10/20/2006      03/20/2005    01/20/2004       07/20/2003      03/20/2003
Payment Windows (mos.)              65            60           30              20            12               10               8


A-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%       17.25%          23.00%        28.75%           34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      6.401        6.387        6.371            6.348        6.323            6.289            6.264
Average Life (yrs.)                27.32        12.16         7.74            5.05          3.72             2.71            2.27
Modified Duration                  12.63         8.20         5.89            4.18          3.21             2.41            2.05
First Principal Payment Date    05/20/2027    10/20/2010   10/20/2006      03/20/2005    01/20/2004       07/20/2003      03/20/2003
Last Principal Payment Date     08/20/2029    06/20/2016   01/20/2012      11/20/2007    12/20/2005       11/20/2004      10/20/2003
Payment Windows (mos.)              28            69           64              33            24               17               8


A-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%       17.25%          23.00%        28.75%           34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      6.946        6.937        6.928            6.917        6.901            6.881            6.841
Average Life (yrs.)                28.47        15.55        11.21            8.33          6.06             4.57            3.07
Modified Duration                  12.13         9.26         7.58            6.14          4.79             3.79            2.67
First Principal Payment Date    08/20/2029    06/20/2016   01/20/2012      11/20/2007    12/20/2005       11/20/2004      10/20/2003
Last Principal Payment Date     09/20/2029    10/20/2016   06/20/2012      10/20/2009    01/20/2008       10/20/2006      08/20/2005
Payment Windows (mos.)               2            5            6               24            26               24              23



Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------


A-6 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%        17.25%       23.00%           28.75%         34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100%                       6.256        6.238         6.234         6.230           6.225          6.218            6.209
Average Life (yrs.)                13.32         7.80          7.00         6.48             5.87           5.19            4.56
Modified Duration                  8.51          5.89          5.44         5.13             4.75           4.31            3.86
First Principal Payment Date    04/20/2004    04/20/2004    04/20/2004   04/20/2004       07/20/2004     10/20/2004      01/20/2005
Last Principal Payment Date     09/20/2029    10/20/2016    06/20/2012   10/20/2009       01/20/2008     10/20/2006      11/20/2005
Payment Windows (mos.)              306          151            99           67               43             25              11


M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%        17.25%       23.00%           28.75%         34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      7.161        7.140         7.126         7.109           7.095          7.085            7.080
Average Life (yrs.)                25.49        10.60          7.49         5.68             4.66           4.12            3.89
Modified Duration                  11.40         7.02          5.49         4.44             3.80           3.44            3.28
First Principal Payment Date    12/20/2020    08/20/2006    12/20/2004   04/20/2004       05/20/2004     07/20/2004      08/20/2004
Last Principal Payment Date     09/20/2029    10/20/2016    06/20/2012   10/20/2009       01/20/2008     10/20/2006      11/20/2005
Payment Windows (mos.)              106          123            91           67               45             28              16


M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%        17.25%       23.00%           28.75%         34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      7.614        7.592         7.577         7.559           7.544          7.531            7.522
Average Life (yrs.)                25.49        10.60          7.49         5.68             4.63           4.02            3.68
Modified Duration                  10.94         6.86          5.39         4.37             3.72           3.33            3.09
First Principal Payment Date    12/20/2020    08/20/2006    12/20/2004   04/20/2004       04/20/2004     05/20/2004      05/20/2004
Last Principal Payment Date     09/20/2029    10/20/2016    06/20/2012   10/20/2009       01/20/2008     10/20/2006      11/20/2005
Payment Windows (mos.)              106          123            91           67               46             30              19


B (TO CALL)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%        17.25%       23.00%           28.75%         34.50%          40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      8.327        8.300         8.281         8.260           8.241          8.226            8.216
Average Life (yrs.)                24.89         9.61          6.75         5.11             4.18           3.65            3.36
Modified Duration                  10.19         6.25          4.88         3.95             3.36           3.02            2.82
First Principal Payment Date    12/20/2020    08/20/2006    12/20/2004   04/20/2004       04/20/2004     04/20/2004      04/20/2004
Last Principal Payment Date     09/20/2029    10/20/2016    06/20/2012   10/20/2009       01/20/2008     10/20/2006      11/20/2005
Payment Windows (mos.)              106          123            91           67               46             31              20




Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------


A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%       11.50%        17.25%         23.00%           28.75%          34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      5.404       5.252         5.181           5.114           5.052           4.993           4.937
Average Life (yrs.)                10.28        1.61          1.15           0.91             0.76            0.66           0.59
Modified Duration                  7.35         1.49          1.08           0.86             0.73            0.63           0.56
First Principal Payment Date    04/20/2001   04/20/2001    04/20/2001     04/20/2001       04/20/2001      04/20/2001     04/20/2001
Last Principal Payment Date     06/20/2018   06/20/2004    06/20/2003     12/20/2002       08/20/2002      05/20/2002     04/20/2002
Payment Windows (mos.)              207          39            27             21               17              14             13


A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%       11.50%        17.25%         23.00%           28.75%          34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      5.478       5.419         5.384           5.349           5.315           5.281           5.247
Average Life (yrs.)                18.90        3.90          2.65           2.02             1.63            1.37           1.19
Modified Duration                  11.52        3.42          2.40           1.86             1.52            1.29           1.12
First Principal Payment Date    06/20/2018   06/20/2004    06/20/2003     12/20/2002       08/20/2002      05/20/2002     04/20/2002
Last Principal Payment Date     01/20/2022   11/20/2005    05/20/2004     08/20/2003       02/20/2003      10/20/2002     08/20/2002
Payment Windows (mos.)              44           18            12              9               7               6               5


A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%       11.50%        17.25%         23.00%           28.75%          34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      5.819       5.785         5.758           5.730           5.700           5.673           5.645
Average Life (yrs.)                23.74        6.51          4.13           3.02             2.34            1.95           1.66
Modified Duration                  12.59        5.25          3.57           2.70             2.13            1.79           1.54
First Principal Payment Date    01/20/2022   11/20/2005    05/20/2004     08/20/2003       02/20/2003      10/20/2002     08/20/2002
Last Principal Payment Date     05/20/2027   10/20/2010    10/20/2006     03/20/2005       01/20/2004      07/20/2003     03/20/2003
Payment Windows (mos.)              65           60            30             20               12              10              8


A-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%       11.50%        17.25%         23.00%           28.75%          34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      6.401       6.387         6.371           6.348           6.323           6.289           6.264
Average Life (yrs.)                27.32       12.16          7.74           5.05             3.72            2.71           2.27
Modified Duration                  12.63        8.20          5.89           4.18             3.21            2.41           2.05
First Principal Payment Date    05/20/2027   10/20/2010    10/20/2006     03/20/2005       01/20/2004      07/20/2003     03/20/2003
Last Principal Payment Date     08/20/2029   06/20/2016    01/20/2012     11/20/2007       12/20/2005      11/20/2004     10/20/2003
Payment Windows (mos.)              28           69            64             33               24              17              8


A-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%       11.50%        17.25%         23.00%           28.75%          34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      6.950       6.999         7.011           7.013           6.990           6.921           6.841
Average Life (yrs.)                29.14       19.95         14.78           11.05            7.72            5.06           3.07
Modified Duration                  12.23       10.45          8.89           7.38             5.65            4.07           2.67
First Principal Payment Date    08/20/2029   06/20/2016    01/20/2012     11/20/2007       12/20/2005      11/20/2004     10/20/2003
Last Principal Payment Date     01/20/2031   01/20/2029    05/20/2024     07/20/2019       12/20/2015      05/20/2013     08/20/2005
Payment Windows (mos.)              18          152           149             141             121             103             23



Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
         ASSET BACKED FUNDING CORPORATION
         ASSET-BACKED CERTIFICATES, SERIES 2001-AQ1
         $232,345,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------

A-6 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%         17.25%         23.00%          28.75%         34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield @ 100%                       6.256        6.238          6.234           6.231          6.230          6.229           6.225
Average Life (yrs.)                13.32         7.81           7.05           6.62            6.41           6.36           5.87
Modified Duration                  8.51          5.89           5.46           5.21            5.08           5.04           4.73
First Principal Payment Date    04/20/2004    04/20/2004     04/20/2004     04/20/2004      07/20/2004     10/20/2004     01/20/2005
Last Principal Payment Date     11/20/2030    11/20/2028     02/20/2024     04/20/2019      10/20/2015     03/20/2013     06/20/2011
Payment Windows (mos.)              320          296            239             181            136            102             78


M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%         17.25%         23.00%          28.75%         34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      7.161        7.142          7.128           7.114          7.100          7.091           7.086
Average Life (yrs.)                25.62        11.39           8.11           6.18            5.06           4.45           4.16
Modified Duration                  11.42         7.24           5.73           4.67            4.01           3.64           3.46
First Principal Payment Date    12/20/2020    08/20/2006     12/20/2004     04/20/2004      05/20/2004     07/20/2004     08/20/2004
Last Principal Payment Date     10/20/2030    11/20/2024     01/20/2019     01/20/2015      04/20/2012     04/20/2010     10/20/2008
Payment Windows (mos.)              119          220            170             130             96             70             51



M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%         17.25%         23.00%          28.75%         34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      7.614        7.594          7.579           7.563          7.548          7.535           7.527
Average Life (yrs.)                25.59        11.14           7.90           6.01            4.89           4.23           3.86
Modified Duration                  10.95         7.00           5.55           4.53            3.86           3.45           3.21
First Principal Payment Date    12/20/2020    08/20/2006     12/20/2004     04/20/2004      04/20/2004     05/20/2004     05/20/2004
Last Principal Payment Date     08/20/2030    07/20/2022     12/20/2016     05/20/2013      12/20/2010     03/20/2009     11/20/2007
Payment Windows (mos.)              117          192            145             110             81             59             43


B (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------------
FRM HEP                            0.00%        11.50%         17.25%         23.00%          28.75%         34.50%         40.25%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100%                      8.327        8.300          8.281           8.260          8.241          8.226           8.216
Average Life (yrs.)                24.90         9.63           6.76           5.12            4.18           3.65           3.36
Modified Duration                  10.19         6.25           4.89           3.95            3.37           3.02           2.82
First Principal Payment Date    12/20/2020    08/20/2006     12/20/2004     04/20/2004      04/20/2004     04/20/2004     04/20/2004
Last Principal Payment Date     12/20/2029    11/20/2017     04/20/2013     05/20/2010      07/20/2008     03/20/2007     03/20/2006
Payment Windows (mos.)              109          136            101             74              52             36             24





Banc of America Securities
LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.